GMAC RFC

RESIDENTIAL FUNDING SECURITIES
A GMAC COMPANY

 AS UNDERWRITER


        PRELIMINARY RFMSI 2001-S15

                                                                                           $        726,424,870
       Series:           Preliminary RFMSI 2001-S15                                                       0.965
       Issuer:           Residential Funding Mortgage Securities, Inc.
       Product:          30 Year Fixed
       Structure:        Senior/Subordinate
       Settlement Date:  07/30/2001



       =========================================================================================================
       =========================================================================================================
       CERTIFICATE        APPROXIMATE          APPROXIMATE                                    RATING
       DESCRIPTION          AMOUNTS      % OF POOL     VARIANCE      PRICE TALK               AGENCY
       ---------------------------------------------------------------------------------------------------------
       ---------------------------------------------------------------------------------------------------------

       Senior (+/- 2%)          $          96.50%     +/- 0.50%                        S&P or Moody's or Fitch (2 of 3)
                          701,000,000

       M-1                      $          1.65%      +/- 0.25%                       S&P or Fitch or Moody's
                           11,986,010

       M-2                      $          0.75%      +/- 0.15%                       S&P or Fitch or Moody's
                           5,448,187

       M-3                      $          0.45%      +/- 0.10%                       S&P or Fitch or Moody's
                           3,268,912

       B-1                      $          0.25%      +/-.0.05%                       S&P or Fitch or Moody's
                           1,816,062

       B-2                      $          0.20%      +/-.0.05%                       S&P or Fitch or Moody's
                           1,452,850

       B-3                      $          0.20%      +/-.0.05%                               Unrated
                           1,452,850

       APPROXIMATE COLLATERAL CHARACTERISTICS :

       Gross Coupon:     7.37%

       Pass-through      6.75%
       Rate:

       WAM:              357.5

       WA LTV:           70.0%

       State             50% Max
       Concentration:

       Documentation:    90% Full/Alt

       Cash-out          19.0%
       Refi:

       Avg Balance:      $397,000

       Prepayment        5% Max
       Penalty:

       Avg FICO:         736.0

       FICO Distribution:
             >720        67.7%
             680 - 719   22.1%
             660 - 679   5.3%
             640 - 659   3.0%
             620 - 639   1.8%
             <620        0.1%

       This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved.
       Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding
       Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.

    AS UNDERWRITER

       PRELIMINARY RFMSI 2001-S15
       PRELIMINARY COLLATERAL PROFILE
       ALL DETAIL IS APPROXIMATE                                                                                    RFMSI GUIDE

                     FICO                                                                                           EXCEPTIONS
    ----------------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------------------
    LTV      <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740          TOTAL       WA FICO
    ------------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    91 - 95     0.00%         0.00%        0.05%         0.00%         0.18%        0.06%         0.13%         0.42%
                                                                                                                          720.5
    81 - 90     0.00%         0.21%        0.20%         0.14%         1.04%        0.87%         1.30%         3.77%
                                                                                                                          724.3
    76 - 80     0.00%         0.54%        1.15%         1.71%         8.94%        5.92%        24.52%        42.78%
                                                                                                                          740.2
    71 - 75     0.00%         0.31%        0.65%         1.14%         2.91%        2.00%         6.85%        13.87%
                                                                                                                          730.4
    66 - 70     0.00%         0.58%        0.53%         0.79%         2.64%        2.94%         6.88%        14.37%
                                                                                                                          732.7
    61 - 65     0.00%         0.60%        0.11%         0.05%         1.77%        1.12%         4.54%         8.19%
                                                                                                                          737.4
    <=60        0.00%         0.36%        0.46%         0.63%         3.62%        2.74%         8.79%        16.60%
                                                                                                                          738.8
    ----------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
        TOTAL   0.00%         2.59%        3.16%         4.46%        21.11%       15.67%        53.00%       100.00%
     ----------------------------------------------------------------------------------------------------------------------------

           FULL/ALT DOC LOANS ONLY

                     FICO
    ---------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    LTV     <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740          TOTAL       WA FICO
    -----------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------
    91 - 95    0.00%         0.00%        0.05%         0.00%         0.18%        0.06%         0.13%         0.42%
                                                                                                                         720.5
    81 - 90    0.00%         0.21%        0.20%         0.14%         1.04%        0.87%         1.30%         3.77%
                                                                                                                         724.3
    76 - 80    0.00%         0.54%        1.15%         1.71%         8.90%        5.72%        23.78%        41.79%
                                                                                                                         739.7
    71 - 75    0.00%         0.31%        0.65%         1.14%         2.51%        1.61%         5.70%        11.93%
                                                                                                                         728.4
    66 - 70    0.00%         0.58%        0.53%         0.79%         2.05%        2.69%         6.14%        12.78%
                                                                                                                         732.4
    61 - 65    0.00%         0.60%        0.11%         0.05%         1.25%        0.89%         3.54%         6.44%
                                                                                                                         735.8
    <=60       0.00%         0.36%        0.46%         0.63%         2.80%        2.32%         6.60%        13.17%
                                                                                                                         736.9
    ---------------------------------------------------------------------------------------------------------------------------
         TOTAL  0.00%         2.59%        3.16%         4.46%        18.72%       14.15%        47.19%        90.28%
    ------------------------------------------------------------------------------------------------------------------------

             STATED DOC LOANS ONLY

                     FICO
    -----------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    LTV       <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740          TOTAL       WA FICO
    -------------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    91 - 95      0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    81 - 90      0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    76 - 80      0.00%         0.00%        0.00%         0.00%         0.05%        0.10%         0.74%         0.89%
                                                                                                                           762.6
    71 - 75      0.00%         0.00%        0.00%         0.00%         0.40%        0.40%         1.10%         1.90%
                                                                                                                           742.2
    66 - 70      0.00%         0.00%        0.00%         0.00%         0.59%        0.26%         0.75%         1.59%
                                                                                                                           734.8
    61 - 65      0.00%         0.00%        0.00%         0.00%         0.52%        0.23%         1.00%         1.75%
                                                                                                                           743.5
    <=60         0.00%         0.00%        0.00%         0.00%         0.83%        0.42%         2.18%         3.43%
                                                                                                                           746.0
    -----------------------------------------------------------------------------------------------------------------------------
        TOTAL    0.00%         0.00%        0.00%         0.00%         2.39%        1.41%         5.76%         9.56%
    -----------------------------------------------------------------------------------------------------------------------------

    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.

    This information was prepared for informational  purposes only. It is not an offer to buy or sell any MBS/ABS instrument.  In the event of such offering, this information is deemed  superseded & amended entirely by a Prospectus or
    Prospectus  Supplement.  It is not an official  confirmation of terms and is based on information generally available to the public from sources believed to be reliable.  No  representation  is made of accuracy or  completeness or that any returns indicated will be achieved.  Any changes to assumptions may have a material  impact on returns.  Past  performance  is not indicative of future results.  The related  security may only be transferred in accordance with U.S. or other  relevant  securities  laws and according to the terms of
    such  security.   --  Residential   Funding   Corporation   and  affiliates,
    Residential Funding Securities Corporation and RFSC International Limited.


        PRELIMINARY RFMSI 2001-S15
                    PRELIMINARY COLLATERAL PROFILE
         ALL DETAIL IS APPROXIMATE
                                                                                                                      RFMSI GUIDE


            CASHOUT REFI LOANS ONLY                                                                              EXCEPTIONS

                     FICO
    -------------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    LTV              <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740      TOTAL       WA FICO
    ------------------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------------
    91 - 95     0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    81 - 90     0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    76 - 80     0.00%         0.00%        0.00%         0.00%         0.06%        0.22%         0.44%         0.72%
                                                                                                                          751.8
    71 - 75     0.00%         0.05%        0.25%         0.40%         0.81%        0.43%         1.23%         3.16%
                                                                                                                          717.8
    66 - 70     0.00%         0.22%        0.18%         0.37%         0.44%        0.74%         1.37%         3.32%
                                                                                                                          721.8
    61 - 65     0.00%         0.46%        0.00%         0.00%         0.30%        0.20%         1.06%         2.01%
                                                                                                                          722.7
    <=60        0.00%         0.15%        0.06%         0.13%         1.17%        0.77%         2.41%         4.70%
                                                                                                                          737.5
     ----------------------------------------------------------------------------------------------------------------------------
        TOTAL   0.00%         0.88%        0.49%         0.90%         2.78%        2.35%         6.51%        13.90%
                                                                                                                          727.9
     ----------------------------------------------------------------------------------------------------------------------------
        CASHOUT REFI LOANS WITH STATED DOCUMENTATION

                     FICO
    -----------------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------------------
    LTV       <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740          TOTAL       WA FICO
    -------------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    91 - 95      0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    81 - 90      0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    76 - 80      0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    71 - 75      0.00%         0.00%        0.00%         0.00%         0.00%        0.05%         0.02%         0.07%
                                                                                                                           741.2
    66 - 70      0.00%         0.00%        0.00%         0.00%         0.02%        0.05%         0.07%         0.15%
                                                                                                                           757.1
    61 - 65      0.00%         0.00%        0.00%         0.00%         0.00%        0.08%         0.16%         0.23%
                                                                                                                           748.0
    <=60         0.00%         0.00%        0.00%         0.00%         0.06%        0.15%         0.24%         0.46%
                                                                                                                           742.1
    -----------------------------------------------------------------------------------------------------------------------------
        TOTAL    0.00%         0.00%        0.00%         0.00%         0.09%        0.33%         0.49%         0.91%
    -----------------------------------------------------------------------------------------------------------------------------

     LOAN AMOUNT >$650K

                     FICO
    ---------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
    LTV     <620      >=620 <640    >=640 <660   >=660 <680    >=680 <720    >=720 <740      >740          TOTAL       WA FICO
    -----------------------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------------------
    91 - 95    0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    81 - 90    0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    76 - 80    0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    71 - 75    0.00%         0.00%        0.00%         0.00%         0.00%        0.00%         0.00%         0.00%
    66 - 70    0.00%         0.15%        0.00%         0.00%         0.37%        0.23%         0.86%         1.60%
                                                                                                                         730.0
    61 - 65    0.00%         0.29%        0.00%         0.00%         0.15%        0.28%         0.39%         1.12%
                                                                                                                         711.7
    <=60       0.00%         0.00%        0.12%         0.29%         0.43%        0.16%         1.11%         2.11%
    ---------------------------------------------------------------------------------------------------------------------------
        TOTAL  0.00%         0.44%        0.12%         0.29%         0.96%        0.66%         2.36%         4.83%
    ----------------------------------------------------------------------------------------------------------------------------

    * Exceptions are Fico/LTV exceptions only. * All data is preliminary and is subject to final pooling.

    This information was prepared for informational  purposes only. It is not an offer to buy or sell any MBS/ABS instrument.  In the event of such offering, this information is deemed  superseded & amended entirely by a Prospectus or
    Prospectus  Supplement.  It is not an official  confirmation of terms and is based on information generally available to the public from sources believed to be reliable.  No  representation  is made of accuracy or  completeness or that any returns indicated will be achieved.  Any changes to assumptions may have a material  impact on returns.  Past  performance  is not indicative of future results.  The related  security may only be transferred in accordance with U.S. or other  relevant  securities  laws and according to the terms of
    such  security.   --  Residential   Funding   Corporation   and  affiliates,
    Residential Funding Securities Corporation and RFSC International Limited.
